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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 31, 2001

                                 TEAMSTAFF, INC.
               (Exact name of Registrant as specified in charter)

       New Jersey                   0-18492                 22-1899798
(State or other jurisdic-         (Commission              (IRS Employer
  tion of incorporation)          File Number)           Identification No.)

    300 Atrium Drive, Somerset, N.J.                   08873
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (732) 748-1700

(Former name or former address, if changed since last report.)

            N/A
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      As previously reported on Form 8-K filed with the Commission on September 7, 2001, TeamStaff, Inc.(the "Company") completed its previously announced transaction with BrightLane.com, Inc. As a result of a reverse subsidiary merger with a subsidiary of TeamStaff, BrightLane is now a wholly-owned subsidiary of TeamStaff. The transaction was effective on Friday, August 31, 2001.

      This Amendment to Form 8-K has been filed to include certain Financial Information in accordance with Form 8-K reflecting the acquisition of BrightLane.com, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      a.    Financial Statements of Businesses Acquired.

      Pursuant to Item 7 of Form 8-K, the following financial statements are filed herewith:

      99.1 BrightLane.com, Inc. Financial Statements as of December 31, 1999 and 2000 and the Period May 7, 1999 (date of inception) through December 31, 1999, for the year ended December 31, 2000 and the period May 7, 1999 (date of inception) through December 31, 2000, together with Auditors' Report (previously filed as Appendix G to the proxy statement/prospectus filed with the Commission on August 3, 2001 included in the Registration Statement on Form S-4 Commission File No. 333-61730).

      99.2 BrightLane.com, Inc. Unaudited Balance Sheet as of June 30, 2001 and Statements of Operations and Cash Flows for the six months ended June 30, 2000 and 2001.

      b.    Pro Forma Financial information.

      99.3 Pursuant to Item 7 of Form 8-K, the Company has annexed hereto the Unaudited Pro Forma financial information including the Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2001, the unaudited Pro Forma Consolidated Statements of Operations for the year and the nine months ended June 30, 2001 and the notes to the Unaudited Pro Forma Consolidated Financial Statements.


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      c.    Exhibits.

      23.1 Consent of DeLoitte & Touche, LLP, independent auditors of BrightLane.com, Inc. with respect to the fiscal years ended December 31, 1999 and 2000.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Report on Form 8K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TEAMSTAFF, INC.


                                             By:    /s/ Donald W. Kappauf
                                                --------------------------------
                                                    Donald W. Kappauf
                                                    Chief Executive Officer


                                             By:    /s/ Donald T. Kelly
                                                --------------------------------
                                                    Donald T. Kelly
                                                    Chief Financial Officer

Dated: November 1,  2001


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